FRONT OF CERTIFICATE
NUMBER                                                                    SHARES

                                eDiets.com, Inc.

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK                 CUSIP 280597 10 5

This Certifies That:

________________________________________________________________________________

is owner of ____________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARE OF C0MMON STOCK OF $.001 PAR VALUE EACH

                                eDiets.com, inc.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facisimile seal of the Corporation and the facisimile signatures of its duly authorized officers.
                                                                   COUNTERSIGNED
                                    CONTINENTAL STOCK TRANSFER AND TRUST COMPANY
                                                                 JERSEY CITY, NJ
                                                                  TRANSFER AGENT
DATED: ____________________________ [CORPORATE SEAL EDIETS.COM, INC.]

/s/ CHRISTINE M. BROWN                                <ILLEGIBLE SIGNATURE>
       SECRETARY                                     CHIEF EXECUTIVE OFFICER

                              BACK OF CERTIFICATE

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.

TEN COM - AS TENANTS IN COMMON
TEN ENT - AS TENANTS BY THE ENTIRETIES
JT TEN  - AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN
          COMMON

UNIF GIFT MIN ACT - ______________________CUSTODIAN______________________
                        (CUST)                          (MINOR)
                    UNDER UNIFORM GIFTS TO MINORS
                            ACT ______________
                                  (STATE)

      ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN ABOVE LIST.

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                   ________________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
OF THE STOCK REPRESENTED BY THE WITHING CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHING NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ______________________________

______________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

STOCK MARKET INFORMATION
WWW.PBSSEXCHANGE.COM                            COLUMBIA FINANCIAL PRINTING CO.
                                                P.O. BOX 218, BETHPAGE, NY 11714